{\rtf1\ansi\ansicpg1252\uc1 \deff0\deflang1033\deflangfe1033{\fonttbl{\f0\froman\fcharset0\fprq2{\*\panose 02020603050405020304}Times New Roman;}{\f1\fswiss\fcharset0\fprq2{\*\panose 020b0604020202020204}Arial;} {\f218\froman\fcharset238\fprq2 Times New Roman CE;}{\f219\froman\fcharset204\fprq2 Times New Roman Cyr;}{\f221\froman\fcharset161\fprq2 Times New Roman Greek;}{\f222\froman\fcharset162\fprq2 Times New Roman Tur;} {\f223\froman\fcharset177\fprq2 Times New Roman (Hebrew);}{\f224\froman\fcharset178\fprq2 Times New Roman (Arabic);}{\f225\froman\fcharset186\fprq2 Times New Roman Baltic;}{\f226\fswiss\fcharset238\fprq2 Arial CE;} {\f227\fswiss\fcharset204\fprq2 Arial Cyr;}{\f229\fswiss\fcharset161\fprq2 Arial Greek;}{\f230\fswiss\fcharset162\fprq2 Arial Tur;}{\f231\fswiss\fcharset177\fprq2 Arial (Hebrew);}{\f232\fswiss\fcharset178\fprq2 Arial (Arabic);} {\f233\fswiss\fcharset186\fprq2 Arial Baltic;}}{\colortbl;\red0\green0\blue0;\red0\green0\blue255;\red0\green255\blue255;\red0\green255\blue0;\red255\green0\blue255;\red255\green0\blue0;\red255\green255\blue0;\red255\green255\blue255;\red0\green0\blue128; \red0\green128\blue128;\red0\green128\blue0;\red128\green0\blue128;\red128\green0\blue0;\red128\green128\blue0;\red128\green128\blue128;\red192\green192\blue192;}{\stylesheet{\ql \li0\ri0\widctlpar\aspalpha\aspnum\faauto\adjustright\rin0\lin0\itap0 \fs24\lang1033\langfe1033\cgrid\langnp1033\langfenp1033 \snext0 Normal;}{\*\cs10 \additive Default Paragraph Font;}}{\info{\author joyceg}{\operator joyceg}{\creatim\yr2004\mo5\dy4\hr12\min8}{\revtim\yr2004\mo5\dy4\hr13\min33}{\version3}{\edmins2} {\nofpages1}{\nofwords353}{\nofchars2015}{\*\company Boyd Gaming}{\nofcharsws0}{\vern8223}}\widowctrl\ftnbj\aenddoc\noxlattoyen\expshrtn\noultrlspc\dntblnsbdb\nospaceforul\hyphcaps0\horzdoc\dghspace120\dgvspace120\dghorigin1701\dgvorigin1984\dghshow0 \dgvshow3\jcompress\viewkind4\viewscale100\nolnhtadjtbl \fet0\sectd \linex0\sectdefaultcl {\*\pnseclvl1\pnucrm\pnstart1\pnindent720\pnhang{\pntxta .}}{\*\pnseclvl2\pnucltr\pnstart1\pnindent720\pnhang{\pntxta .}}{\*\pnseclvl3 \pndec\pnstart1\pnindent720\pnhang{\pntxta .}}{\*\pnseclvl4\pnlcltr\pnstart1\pnindent720\pnhang{\pntxta )}}{\*\pnseclvl5\pndec\pnstart1\pnindent720\pnhang{\pntxtb (}{\pntxta )}}{\*\pnseclvl6\pnlcltr\pnstart1\pnindent720\pnhang{\pntxtb (}{\pntxta )}} {\*\pnseclvl7\pnlcrm\pnstart1\pnindent720\pnhang{\pntxtb (}{\pntxta )}}{\*\pnseclvl8\pnlcltr\pnstart1\pnindent720\pnhang{\pntxtb (}{\pntxta )}}{\*\pnseclvl9\pnlcrm\pnstart1\pnindent720\pnhang{\pntxtb (}{\pntxta )}}\pard\plain \ql \li0\ri0\nowidctlpar\faauto\rin0\lin0\itap0 \fs24\lang1033\langfe1033\cgrid\langnp1033\langfenp1033 {\f1\fs20 POWER OF ATTORNEY For Executing Forms 3, 4 and 5 Know all by these \par presents, that the undersigned hereby constitutes and appoints Brian A. \par Larson, Jeffrey R. Rodefer, or Ellis Landau, signing singly, the undersigned's \par true and lawful attorney-in-fact to: (1) Execute for and on behalf of the \par undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the \par Securities Exchange Act of 1934 and the rules thereunder, (2) Do and perform \par any and all acts for and on behalf of the undersigned which may be necessary \par or desirable to complete the execution of any such Form 3, 4 or 5 and the \par timely filing of such form with the United States Securities and Exchange \par Commission and any other authority; and (3) Take any other action of any \par type whatosever in connection with the foregoing which, in the opinion of \par such attorney-in-fact, may be of benefit to, in the best interest of, or legally \par required by, the undersigned, it being understood that the documents executed \par by such attorney-in-fact on behalf of the undersigned pursuant to this Power \par of Attorney shall be in such form and shall contain such terms and conditions \par as such attorney-in-fact may approve in his/her discretion. The undersigned \par hereby grants to each such attorney-in-fact full power and authority to do and \par perform all and every act and thing whatsoever requisite, necessary and proper \par to be done in the exercise of any of the rights and powers hereby granted, as \par fully to all intents and purposes as such attorney-in-fact might or could do if \par personally present, with full power of substitution or revocation, hereby \par ratifying and confirming all that such attorney-in-fact, or his/her substitute or \par substitutes, shall lawfully do or cause to be done by virtue of this power of \par attorney and the rights and powers herein granted. The undersigned \par acknowledges that the foregoing attorneys-in-fact, in serving in such capacity \par at the request of the undersigned, are not assuming any of the undersigned's \par responsibilities to comply with Section 16 of the Securities Exchange Act of \par }{1934. }{\f1\fs20 This Power of Attorney will remain in effect for as long as the \par undersigned is required to file reports under Section 16 of the Securities \par Exchange Act of 1934. IN WITNESS WHEREOF, the undersigned has \par Caused this Power of Attorney to be executed as of this 30 day of \par April, 2004. /s/ Peter M. Thomas Attorneys in Fact: /s/ Brian A. Larson \par /s/ Jeffrey R. Rodefer /s/ Ellis Landau. \par }{ \par }}